                                                                    Exhibit 99.1





                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                                      FOR MORE INFORMATION,
JANUARY 27, 2004                                 CONTACT:   ROBERT L. SCHUMACHER
                                                               AT (276) 326-9000

              FIRST COMMUNITY REPORTS IMPROVED NET INCOME FOR 2003

         BLUEFIELD, VIRGINIA - First Community Bancshares, Inc. (Nasdaq): FCBC; www.fcbinc.com) announced record earnings for its 2003 fiscal year as net income reached $25.2 million, an increase of 2.1% over the previous year's earnings of $24.7 million. Basic and diluted earnings per share were $2.27 and $2.25, respectively, compared with $2.26 and 2.25 per share in 2002, a modest increase year over year in basic earnings per share. For the fourth quarter of 2003, net income totaled $5.3 million as compared with $5.8 million in the fourth quarter of 2002. Basic and diluted earnings per share for the fourth quarter were $0.47, down from $0.53 and $0.52, respectively, in the fourth quarter of 2002.

         The June 6, 2003 acquisition of The CommonWealth Bank, in Richmond, Virginia, the opening of three de novo branches in Winston-Salem, North Carolina combined with a $1.97 million decline in earnings in its mortgage banking segment were the major factors impacting the Company's 2003 earnings performance. Although the Company had a modest $519,000 increase in earnings, the Community Banking segment generated net income of $26.3 million, which was a $2.2 million or 9.3% improvement over the performance of that segment in the previous year. This improvement was realized despite the impact of the additional costs (salaries, occupancy, furniture & equipment and other operating expenses) associated with the opening of three new branches in Winston-Salem, as part of its strategic plan for the development of its banking network in metro markets.

                                    --MORE--

           The $519,000 increase in net income during 2003 was due to improving trends in several components of earnings. Net interest income increased by $3.5 million, or 5.67%, due to the Company's ability to manage its net interest margin, which at 4.58% compares well to the 4.76% in 2002. The Company attributed the strong net interest margin to its ability to control the timing and impact of its pricing decisions on lending and deposit activities throughout the continued low interest rate environment during 2003. Of the $3.5 million increase in net interest income a negative $1.6 million was attributable to changes in rates while $4.8 million was attributable to volume on a taxable equivalent basis and largely associated with the acquisition of The CommonWealth Bank, in Richmond. Outstanding loan balances grew by $98.6 million year over year. The increase in loans was accompanied by an $85.9 million increase in deposits, bringing the loan to deposit ratio at year end to 83.7%. Along with loan growth, the Company experienced ongoing improvement in loan quality compared to the prior year as all categories of non-performing assets improved. Non-performing assets (including other real estate owned) as a percentage of total assets improved to 0.31% at December 31, 2003 versus 0.41% at December 31, 2002.

         Non-interest income increased $1.7 million, despite a decline totaling $2.2 million in the mortgage banking income category. The increase in non-interest income is comprised of $1.0 million improvement in service charges and a $1.0 million increase in other service charges, which are attributed to fees generated by Stone Capital Management, Inc., improvement in ATM surcharge income and increases in other fees in the community banking segment. Non-interest income in the mortgage banking subsidiary United First Mortgage, Inc. declined from $9.4 million in 2002 to $7.2 million in 2003. The end of unprecedented refinance activity in the latter half of the year, coupled with rate volatility caused a decline of $1.6 million in the fair value mark-to-market of the mortgage pipeline and related securities. Net income from the mortgage banking segment of the Company, dropped from $489,000 for 2002 to a negative ($1.48 million) for 2003. The impact of the mark to market valuation for 2003, reduced the mortgage banking segment net income by $957,000.

                                    --MORE--

The shift to a loss in mortgage banking operations in 2003 stems from the aforementioned interest rate volatility and other factors, that began late in the third quarter of 2003, and in turn led to lower margins. Weak mortgage results in the last half of 2003 resulted in quarterly losses in the mortgage-banking segment. These losses, coupled with the expectation for lower volumes in 2004, also led to an impairment charge relating to goodwill with respect to the mortgage banking segment during the fourth quarter of 2003.

         Return on equity ("ROE") for the Company was 15.13% for the full year of 2003, which is an 11.8% decrease from ROE of 17.16% in 2002. The 2003 Return on average assets of 1.56% was slightly off of the 2002 level of 1.68%.

         Excluding a special dividend paid in 1990, the Company paid increased regular dividends for the 19th consecutive year. The record $0.98 per share paid by First Community on its common stock in 2003 represents a 7.7% increase in dividends and equates to a 2.96% dividend yield based upon the stock's year-end closing price of $33.16. The year-end closing price represents an improvement of 18.6% per share over the 2002 year-end close of $27.96. This follows 14.8% appreciation in the stock's market price during 2002 and a 64% increase in market value during 2001.

         2003 was a year of firsts for First Community. The Company acquired its first wealth management firm in January with its acquisition of Stone Capital Management, Inc., an SEC registered investment advisory firm in Beckley, West Virginia. The Stone Capital acquisition was followed by the Company establishing its first banking presence in the coveted Richmond, Virginia market during the second quarter, when on June 6, The CommonWealth Bank, headquartered in Richmond, became a part of First Community. CommonWealth had total assets of $136.5 million, total deposits of $105 million and total loans of $120 million.

                                    --MORE--

         The Company recently executed a definitive agreement to acquire PCB Bancorp and its wholly owned subsidiary, People's Community Bank, headquartered in Johnson City, Tennessee. This marked the announcement of the Company's third acquisition of the year and its first entry into East Tennessee. People's Community, which has five branches located in Johnson City and within Washington and Sullivan counties, has total assets of $172 million and total deposits of $150 million. This transaction is expected to be accretive to First Community's shareholders in the first full year of operations following the expected close late in the first quarter of 2004.

         First Community Bancshares, Inc. is a $1.67 billion bank holding company and the parent company of First Community Bank, N. A. First Community Bank, N. A. operates in the three states of Virginia, West Virginia and North Carolina with 47 full-service commercial banking locations and, offers wealth management and investment advice through its wholly owned subsidiary, Stone Capital Management, Inc. The Bank through United First Mortgage, Inc., its wholly-owned subsidiary, also operates 10 mortgage origination offices throughout Virginia. First Community Bancshares, Inc.'s common stock is currently traded on the Nasdaq National market under the symbol FCBC. First Community Bancshares, Inc. has established April 27, 2004 as the date for its annual stockholders' meeting. More details regarding the annual meeting will be announced as the meeting date approaches.

                                   DISCLAIMER

         This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while

                                    --MORE--
increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

                                      ****

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)

                                                                            Twelve Months                    Three Months
                                                                                Ended                            Ended
                                                                             December 31                      December 31
                                                                      -------------------------------------------------------
                                                                         2003         2002               2003          2002
                                                                      -------------------------------------------------------

INTEREST         Interest and fees on loans held for investment       $ 70,432      $ 72,415           $ 17,967     $ 17,769
INCOME           Interest and fees on loans held for sale                2,367         3,584                283        1,063
                 Interest on securities-taxable                         13,138        13,001              3,531        2,766
                 Interest on securities-nontaxable                       6,488         6,819              1,637        1,718
                 Interest on federal funds sold and deposits               615           385                125          215
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                    93,040        96,204             23,543       23,531
-----------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                   19,950        25,366              4,557        5,763
EXPENSE          Interest on borrowings                                  8,424         9,642              2,119        2,228
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                   28,374        35,008              6,676        7,991
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                      64,666        61,196             16,867       15,540
                 Provision for loan losses                               3,419         4,208                740          947
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION
                               FOR LOAN LOSSES                          61,247        56,988             16,127       14,593
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                        1,788         1,773                513          486
INCOME           Service charges on deposit accounts                     8,071         7,056              2,166        1,921
                 Other service charges, commissions and fees             2,384         1,380                507          371
                 Mortgage banking income                                 7,165         9,435                244        1,841
                 Other operating income                                  1,101           796                220          214
                 Gain on sale of securities                              1,198          (391)                 7         (599)
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                21,707        20,049              3,657        4,234
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                         26,759        23,267              6,797        5,972
EXPENSE          Occupancy expense of bank premises                      3,348         2,874                815          714
                 Furniture and equipment expense                         2,248         2,082                635          488
                 Amortization of intangible assets                         243           245                 65           65
                 Other operating expense                                14,356        13,801              3,523        3,724
                 Goodwill impairment                                       397                              397
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE               47,351        42,269             12,232       10,963
-----------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                             35,603        34,768              7,552        7,864
                 Income tax expense                                     10,365        10,049              2,258        2,086
-----------------------------------------------------------------------------------------------------------------------------
                               NET INCOME                             $ 25,238      $ 24,719            $ 5,294      $ 5,778
-----------------------------------------------------------------------------------------------------------------------------
                 BASIC EARNINGS PER COMMON SHARE (EPS)                  $ 2.27        $ 2.26             $ 0.47       $ 0.53
-----------------------------------------------------------------------------------------------------------------------------
                 DILUTED EARNINGS PER COMMON SHARE (DEPS)               $ 2.25        $ 2.25             $ 0.47       $ 0.52

                 Weighted Average Shares Outstanding:
                    Basic                                           11,096,900    10,917,100         11,244,382   10,881,754
                    Diluted                                         11,198,353    10,970,442         11,362,269   10,939,535

                 For the period:
                      Return on average equity                          15.13%        17.16%             12.01%       16.36%
                      Return on average assets                           1.56%         1.68%              1.25%        1.64%
                      Cash dividends per share                         $  0.98       $  0.91            $  0.25      $  0.23
                 At period end:
                      Book value per share                             $ 15.57       $ 14.02            $ 15.57      $ 14.02
                      Market value                                     $ 33.16       $ 27.96            $ 33.16      $ 27.96
=============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)

                                                                                             DECEMBER 31,             DECEMBER 31,
                                                                                                 2003                     2002
                                                                                             ------------             ------------
ASSETS             Cash and due from banks                                                     $ 39,416                 $ 33,364
                   Interest-bearing deposits with banks                                          22,136                   88,064
                   Fed Funds Sold                                                                     -                    3,157
                   Securities available for sale (amortized cost of $436,194
                       December 31, 2003; $289,616, December 31, 2002)                          444,491                  300,885
                   Securities held to maturity (fair value of $40,060
                       December 31, 2003; $43,342, December 31, 2002)                            38,020                   41,014
                   Loans held for sale                                                           18,152                   66,364
                   Loans held for investment, net of unearned income                          1,026,191                  927,621
                       Less allowance for loan losses                                            14,624                   14,410
---------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                  1,011,567                  913,211
                   Premises and equipment                                                        30,021                   25,078
                   Other real estate owned                                                        2,091                    2,855
                   Interest receivable                                                            8,345                    7,897
                   Other assets                                                                  17,762                   15,391
                   Intangible assets                                                             40,726                   27,083
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                 $ 1,672,727              $ 1,524,363
=================================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                 $ 194,127                $ 165,557
                       Interest-bearing demand                                                  234,458                  200,297
                       Savings                                                                  190,366                  180,786
                       Time                                                                     606,666                  593,087
---------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                      1,225,617                1,139,727
                   Interest, taxes and other liabilities                                         12,037                   15,940
                   Securities sold under agreements to repurchase                                97,651                   91,877
                   FHLB and other indebtedness                                                  162,387                  124,357
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                              1,497,692                1,371,901
---------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Preferred stock, par value undesignated; 1,000,000 shares authorized;
EQUITY                no shares issued and outstanding in 2003 and 2002                               -                        -
                   Common stock, $1 par value; 15,000,000 shares authorized in 2003 and 2002, respectively; 11,442,348 issued in 2003 and 10,952,385 issued in 2002; and 11,242,443 and 10,877,330 outstanding in
                      2003 and 2002, respectively                                                11,442                    9,957
                   Additional paid-in capital                                                   108,128                   58,642
                   Retained earnings                                                             56,894                   79,084
                   Treasury stock, at cost                                                       (6,407)                  (1,982)
                   Accumulated other comprehensive income                                         4,978                    6,761
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                       175,035                  152,462
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                         $ 1,672,727              $ 1,524,363
=================================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
INCOME STATEMENTS
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                       AS OF AND FOR THE QUARTER ENDED
                                                                   DECEMBER 31, SEPTEMBER 30,   JUNE 30,     MARCH 31,  DECEMBER 31,
                                                                       2003         2003          2003         2003         2002
                                                              ----------------------------------------------------------------------
INTEREST     Interest and fees on loans held for investment        $    17,967  $    18,591     $ 16,982  $    16,892  $    17,769
INCOME       Interest and fees on loans held for sale                      283          800          655          629        1,063
             Interest on securities-taxable                              3,531        3,075        3,387        3,145        2,766
             Interest on securities-nontaxable                           1,637        1,552        1,642        1,657        1,718
             Interest on federal funds sold and deposits                   125          128          147          215          215
                                                              ---------------------------------------------------------------------
                           TOTAL INTEREST INCOME                        23,543       24,146       22,813       22,538       23,531
                                                              ---------------------------------------------------------------------
INTEREST     Interest on deposits                                        4,557        4,934        5,142        5,317        5,763
EXPENSE      Interest on borrowings                                      2,119        2,180        2,084        2,041        2,228
                                                              ---------------------------------------------------------------------
                           TOTAL INTEREST EXPENSE                        6,676        7,114        7,226        7,358        7,991
                                                              ---------------------------------------------------------------------
                           NET INTEREST INCOME                          16,867       17,032       15,587       15,180       15,540
             Provision for loan losses                                     740          782        1,308          589          947
                                                              ---------------------------------------------------------------------
                           NET INTEREST INCOME AFTER PROVISION
                           FOR LOAN LOSSES                              16,127       16,250       14,279       14,591       14,593
                                                              ---------------------------------------------------------------------
NON-INT      Fiduciary income                                              513          463          480          332          486
INCOME       Service charges on deposit accounts                         2,166        2,098        1,986        1,821        1,921
             Other service charges, commissions and fees                   507          639          641          597          371
             Mortgage banking income                                       244          507        3,450        2,964        1,841
             Other operating income                                        220          340          244          297          214
             Gain (loss) on Securities                                       7        1,038          133           20         (599)
                                                              ---------------------------------------------------------------------
                           TOTAL NON-INTEREST INCOME                     3,657        5,085        6,934        6,031        4,234
                                                              ---------------------------------------------------------------------
NON-INT      Salaries and employee benefits                              6,797        7,190        6,439        6,333        5,972
EXPENSE      Occupancy expense of bank premises                            815          861          823          849          714
             Furniture and equipment expense                               635          563          520          530          488
             Amortization of intangible assets                              65           64           51           63           65
             Other operating expense                                     3,523        3,896        3,581        3,356        3,724
             Goodwill impairment                                           397
                                                              ---------------------------------------------------------------------
                           TOTAL NON-INTEREST EXPENSE                   12,232       12,574       11,414       11,131       10,963
                                                              ---------------------------------------------------------------------
             Income before income taxes                                  7,552        8,761        9,799        9,491        7,864
             Income tax expense                                          2,258        2,532        2,832        2,743        2,086
                                                              ---------------------------------------------------------------------
                           NET INCOME                                    5,294        6,229        6,967        6,748        5,778
                                                              =====================================================================

PER          Basic EPS                                             $      0.47  $      0.55  $      0.63  $      0.62  $      0.53
SHARE        Diluted EPS                                           $      0.47  $      0.55  $      0.63  $      0.62  $      0.52
DATA         Cash dividends per share                              $      0.25  $      0.25  $      0.24  $      0.24  $      0.23
             Weighted Average Shares Outstanding:
             Basic                                                  11,244,382   11,262,180   10,969,748   10,857,307   10,881,754
             Diluted                                                11,362,269   11,383,941   11,084,847   10,913,481   10,939,535
             Actual shares oustanding at period end                 11,242,443   11,250,931   11,256,674   10,830,701   10,877,330
             Book Value per share at period end                    $     15.57  $     15.33  $     15.57  $     14.28  $     14.02
             Average Bid and Ask per share at period end           $     33.16  $     35.29  $     35.58  $     30.15  $     27.95
RATIOS       Return on average assets                                    1.25%        1.46%        1.78%        1.81%        1.64%
             Return on average equity                                   12.01%       14.10%       17.29%       17.63%       16.36%
             Net yield on earning assets                                 4.56%        4.55%        4.55%        4.64%        4.70%
             Efficiency Ratio at end of period                          51.92%       51.16%       48.68%       49.67%       49.01%
             Equity as a percent of total assets at end of period       10.46%       10.27%       10.12%       10.12%       10.00%
             Average earning assets as a percentage of
                  average total assets                                  91.92%       91.91%       92.67%       92.99%       93.05%
             Average loans (not including loans held for sale) as
                  a percentage of average deposits                      84.17%       83.04%       79.23%       79.50%       81.20%
QTD          Average Loans (Not including Loans Held for Sale)     $ 1,034,786  $ 1,030,875  $   931,488  $   906,856  $   908,342
AVERAGES     Average Earning Assets                                $ 1,545,585  $ 1,559,472  $ 1,454,319  $ 1,408,749  $ 1,394,399
             Average Total Assets                                  $ 1,681,510  $ 1,696,647  $ 1,569,302  $ 1,514,900  $ 1,498,567
             Average Deposits                                      $ 1,229,439  $ 1,241,420  $ 1,175,618  $ 1,140,746  $ 1,118,597
             Average Equity                                        $   174,923  $   175,228  $   161,622  $   155,222  $   150,449
             Taxable Equivalent Net Interest Income                $    17,773  $    17,899  $    16,504  $    16,115  $    16,513
             Average Interest-bearing deposits                     $ 1,038,341  $ 1,046,364  $ 1,008,130  $   983,242  $   959,708

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
--------------------------------------------------------------------------------
(Dollars in Thousands Except Per Share Data)

                                                           DECEMBER 31,   SEPTEMBER 30,    JUNE 30,      MARCH 31, DECEMBER 31,
                                                               2003            2003         2003           2003        2002
                                                         ----------------------------------------------------------------------
Cash and due from banks                                    $    39,416    $    32,889   $    43,551   $    36,979  $    33,364
Interest-bearing deposits with banks                            22,136         76,309        25,795        63,146       88,064
Federal funds sold                                                   -              -         7,353             4        3,157
Securities available for sale                                  444,491        395,496       419,815       372,926      300,885
Securities held to maturity                                     38,020         39,433        39,745        40,084       41,014
Loans held for sale                                             18,152         16,689        45,458        50,753       66,364
Loans held for investment, net of unearned income            1,026,191      1,028,189     1,027,928       897,194      927,621
    Less allowance for loan losses                              14,624         15,680        15,707        13,782       14,410
                                                         ----------------------------------------------------------------------
Net loans                                                    1,011,567      1,012,509     1,012,221       883,412      913,211
Premises and equipment                                          30,021         29,661        29,449        25,417       25,078
Other real estate owned                                          2,091          2,403         2,787         2,545        2,855
Interest receivable                                              8,345          8,433         8,381         8,210        7,897
Other assets                                                    17,762         24,184        22,966        18,524       15,391
Intangible assets                                               40,726         41,330        42,791        27,110       27,083
                                                         ----------------------------------------------------------------------
            TOTAL ASSETS                                   $ 1,672,727    $ 1,679,336   $ 1,700,312   $ 1,529,110  $ 1,524,363
                                                         ======================================================================
Deposits:
    Demand                                                 $   194,127    $   194,060   $   210,347   $   162,998  $   165,557
    Interest-bearing demand                                    234,458        234,737       234,551       207,098      200,297
    Savings                                                    190,366        188,021       185,284       183,738      180,786
    Time                                                       606,666        615,680       626,539       599,868      593,087
                                                         ----------------------------------------------------------------------
       Total Deposits                                        1,225,617      1,232,498     1,256,721     1,153,702    1,139,727
Interest, taxes and other liabilities                           12,037         12,090        21,686        14,663       15,940
Federal funds purchased                                              -              -             -             -            -
Securities sold under agreements to repurchase                  97,651        102,449        93,742        95,621       91,877
FHLB and other indebtedness                                    162,387        159,815       152,855       110,429      124,357
                                                         ----------------------------------------------------------------------
            TOTAL LIABILITIES                                1,497,692      1,506,852     1,525,004     1,374,415    1,371,901
                                                         ----------------------------------------------------------------------

Preferred Stock                                                      -              -             -             -            -
Common stock, $1 par value                                      11,442         11,433        11,390         9,965        9,957
Additional paid-in capital                                     108,128        108,078       108,286        58,970       58,642
Retained earnings                                               56,894         54,407        51,149        83,267       79,084
Treasury stock, at cost                                         (6,407)        (5,762)       (4,028)       (3,543)      (1,982)
Accumulated other comprehensive income                           4,978          4,328         8,511         6,036        6,761
                                                         ----------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                         175,035        172,484       175,308       154,695      152,462
                                                         ----------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                           $ 1,672,727    $ 1,679,336   $ 1,700,312   $ 1,529,110  $ 1,524,363
                                                         ======================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
(DOLLARS  IN THOUSANDS)

                                                                                AS OF AND FOR THE QUARTER ENDED

                                                             DECEMBER 31,  SEPTEMBER 30,   JUNE 30,     MARCH 31,   DECEMBER 31,
                                                                 2003          2003          2003         2003          2002
                                                             -------------------------------------------------------------------

ASSET QUALITY ANALYSIS:
Allowance for Loan  Losses:
Beginning balance                                              $ 15,680      $ 15,707      $ 13,782      $ 14,410      $ 14,080
Provision                                                           740           782         1,308           589           947
   Acquisiton balance                                                 -             -         1,583             -           395
   Charge-offs                                                   (2,022)         (990)       (1,441)       (1,668)       (1,212)
   Recoveries                                                       226           181           475           451           200
                                                             -------------------------------------------------------------------
  Net charge-offs                                                (1,796)         (809)         (966)       (1,217)       (1,012)
      Ending balance                                           $ 14,624      $ 15,680      $ 15,707      $ 13,782      $ 14,410
                                                             ===================================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                               $  2,993      $  2,277      $  2,547      $  3,997      $  3,075
Foreclosed real estate                                            2,091         2,403         2,787         2,544         2,855
Repossessions                                                        75           125           140           188           172
Loans 90 days or more past due & still accruing                    --             124            86            21            91
                                                             -------------------------------------------------------------------
Nonperforming assets                                           $  5,159      $  4,929      $  5,560      $  6,750      $  6,193
                                                             ===================================================================

Loans 90 days or more past due & still accruing
  as a percentage of  loans held for investment                    0.00%         0.01%         0.01%         0.00%         0.01%


ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of  loans held for investment                         0.29%         0.22%         0.25%         0.45%         0.33%
Nonperforming assets as a percentage of:
  Total assets                                                     0.31%         0.29%         0.33%         0.44%         0.41%
  Loans held for investment plus foreclosed property               0.50%         0.48%         0.54%         0.75%         0.67%
Net charge-offs as a % of average loans held for investment        0.17%         0.08%         0.10%         0.13%         0.11%
Allowance for loan & lease losses as a percentage of loans
  held for investment                                              1.43%         1.53%         1.53%         1.54%         1.55%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                                 4.89          6.89          6.17          3.45          4.69

Restructured loans performing according to modified terms      $    356      $    362      $    368      $    341      $    345

SEGMENT INFORMATION:

                                            COMMUNITY      MORTGAGE
YEAR-TO-DATE INCOME                          BANKING        BANKING         PARENT        ELIMINATIONS        TOTAL
DECEMBER 31, 2003                    ---------------------------------------------------------------------------------
                                                                    (AMOUNTS IN THOUSANDS)

Net interest income                       $    64,258     $      422     $       65     $        (79)    $     64,666
Provision for loan losses                       3,419              -              -                -            3,419
                                     ---------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                              60,839            422             65              (79)          61,247
Non-interest income                            13,779          7,165            999             (236)          21,707
Non-interest expenses                          37,308          9,761            597             (315)          47,351
                                     ---------------------------------------------------------------------------------
Income (loss) before income taxes              37,310         (2,174)           467                -           35,603
Income tax expense (benefit)                   11,053           (693)             5                -           10,365
                                     ---------------------------------------------------------------------------------
Net income                                $    26,257     $   (1,481)    $      462     $          -     $     25,238
                                     =================================================================================
Average assets                            $ 1,610,144     $   49,780     $  170,597     $   (213,369)    $  1,617,152
                                     =================================================================================


                                            Community      Mortgage
Year-to-date income                          Banking        Banking         Parent        Eliminations        Total
December 31, 2002                    ---------------------------------------------------------------------------------
                                                                    (Amounts in Thousands)

Net interest income                       $    59,998     $      915     $      268     $         15      $    61,196
Provision for loan losses                       4,208              -              -                -            4,208
                                     ---------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                              55,790            915            268               15           56,988
Non-interest income                            10,075          9,435            382              157           20,049
Non-interest expenses                          31,786          9,552            759              172           42,269
                                     ---------------------------------------------------------------------------------
Income (loss) before income taxes              34,079            798           (109)               -           34,768
Income tax expense (benefit)                   10,051            309           (311)               -           10,049
                                     ---------------------------------------------------------------------------------
Net income                                $    24,028     $      489     $      202     $          -      $    24,719
                                     =================================================================================
Average assets                            $ 1,467,969     $   62,457     $  143,356     $   (201,538)     $ 1,472,244
                                     =================================================================================